Facility letter no: CM/02/Lesaka/2025
27 February

2025
The
Directors
Lesaka Technologies Proprietary Limited
4th Floor President Place
Cnr. Jan Smuts Avenue & Bolton Road,

Rosebank
Johannesburg
South Africa 2196
Attention:

Daniel Smith (Group

Chief Financial Officer)
GENERAL BANKING

FACILITY AGREEMENT
FIRSTRAND

BANK

LIMITED

(Reg.

No.

1929/001225/06)

(“
the

Bank
”),

has

pleasure

in

offering

Lesaka
Technologies

Proprietary

Limited,

registration

number

2002/031446/07

and

each

entity

which

has

executed

this
General

Banking

Facility

Agreement

(also

referred

to

herein

as

the

“
General

Banking

Facility

Agreement
”),
(individually " the Borrower
”, collectively

“
the Borrowers
”), the

general banking

facilities described

below
(“ the
Facility ”
and

each

a
“ Facility ”)
,

subject

to

the

terms

and

conditions

set

out

in

this

General

Banking

Facility
Agreement and the Bank’s General Terms and Conditions Version

GTC0118NS
(“ the GTC’s ”).
RECORDAL: COMMON

TERMS AGREEMENT
Utilisation

of

the

Facilities

recorded

in

this

General

Banking

Facility

Agreement

are

subject

to

the

terms

and
conditions

of the

Common Terms

Agreement entered

into

on

or

about

the

date of

this

General Banking

Facility
Agreement

by

and

between,

amongst

others,

Lesaka

Technologies,

Inc.

(as

the

Holdco),

Lesaka

Technologies
Proprietary Limited,

registration number

2002/031446/07 (as

the Term/RCF

Borrower), the

WCF Borrowers

and
FirstRand Bank

Limited (acting

through its Rand

Merchant Bank

division) (as

original Senior Lenders) (the “
CTA ”)
which

are

incorporated

by

reference

herein.

This

General

Banking

Facility

Agreement

constitutes

a

Finance
Document as defined in CTA.
Capitalised terms not otherwise

defined herein shall

bear the meaning

ascribed to them in

the CTA.
1 Merchant Place PO Box 786273 Switchboard +27 11 282 8000
Cnr Fredman Dr and Rivonia Rd
Sandton 2196
Sandton 2146
South Africa
Website rmb.co.za
Exhibit 10.52

The obligation

of the

Bank to

make

the facilities

(or any

of

them) available

under this

General Banking

Facility
Agreement and to

allow any utilisation

under any of

the facilities under

this General Banking

Facility Agreement,
and

the

right

of

each

WCF

Borrower

to

utilise

any

facility

under

this

General

Banking

Facility

Agreement,

are
subject

to

fulfilment of

the

initial

conditions precedent

(the "
Initial

Conditions

Precedent
")

(as

provided for

in
clauses 5.1) of the CTA and the Special Terms

set forth below.
1
FACILITIES
1.1. Short Term Direct
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07) Easy
Pay Financial Services (Pty) Ltd (Reg. no. 1998/020799/07)
Cash Connect Management

Solutions Proprietary Limited

(Reg.
no. 2006/010530/07)
Main Street 1723

Proprietary Limited (Reg.

no. 2019/300711/07) Adumo
(RF) Proprietary Limited (Reg. no. 2017/540380/07 )
Facility Amount:

R700,901,000
(seven hundred million

nine hundred and

one thousand Rand).
Utilisation:

General Banking

Products.
Term of Facility:

Demand Facility.
Special Terms:

The granting and continued

use of this Short Term Direct facility is subject

to the
following conditions:
●
The utilisation of

this Facility by Cash

Connect Management
Solutions (Pty) Ltd may not exceed R170,000,000;
●
The utilisation of this

Facility by Main Street

1723 Proprietary
Limited may not exceed R100,000,000;
●
The utilisation of this

Facility by Adumo (RF)

Proprietary Limited
may not exceed R3,500,000.

1.2. Short Term Direct
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07) Cash
Connect Management Solutions (Pty) Ltd (Reg. no.
2006/010530/07)
Main Street 1723

Proprietary Limited (Reg.

no. 2019/300711/07)
Facility Amount:

R7,500,000 (seven million five hundred thousand Rand).
Utilisation:

Corporate Credit

Cards.
Term of Facility:

Demand Facility.
Special Terms:

The granting and continued

use of this Short Term Direct facility is subject

to the
following conditions:
●
The utilisation of

this Facility by Lesaka

Technologies Proprietary may
not exceed an aggregate amount of R5,000,000;
●
The utilisation of

this Facility by Cash

Connect Management
Solutions (Pty) Ltd, may not exceed R1,000,000; and
●
The utilisation of this

Facility by Main Street

1723 Proprietary
Limited may not exceed R1,500,000.
1.3. Short Term Direct
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07)
Facility Amount:

R12,000,000 (twelve million Rand).
Utilisation:

Auto Cards. Term
of Facility:

Demand Facility.

1.4. Short Term Direct
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07)
Cash Connect Management

Solutions Proprietary Limited (Reg.
no. 2006/010530/07)
Main

Street

1723

Proprietary

Limited

(Reg.

no.

2019/300711/07)
Facility

Amount:

R23,500,000

(twenty

three

million

five

hundred

thousand

Rand).
Utilisation:

Fleet Cards.
Term of Facility:

Demand Facility.
Special Terms:

The granting and continued

use of this Short Term Direct facility is

subject to the
following conditions:
●
The utilisation of

this Facility by Lesaka

Technologies Proprietary
Limited, may not exceed R20,500,000;
●
The utilisation of

this Facility by Cash

Connect Management
Solutions (Pty) Ltd, may not exceed R1,000,000; and
●
The utilisation of this

Facility by Main Street

1723 Proprietary
Limited may not exceed R2,000,000.
1.5. Short Term Contingent
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07)
Cash Connect Management

Solutions Proprietary Limited

(Reg.
no. 2006/010530/07)
Main Street 1723 (Pty) Ltd (Reg. no. 2019/300711/07) Facility
Amount:

R4,700,000 (four million

seven hundred thousand

Rand).
Utilisation:

Guarantees.
Term of Facility:

Demand Facility.
Special Terms:

The granting and continued

use of this Short Term Contingent facility

is
subject thereto that.

● Individual guarantees issued under this Facility must be in the format acceptable to the Bank and must have expiry dates not exceeding 12
(twelve) months from date of issue, alternatively same

must provide for
notice of cancellation by

the Bank with the notice period

not to exceed
3 (three) months;
● The utilisation of this Facility by Cash Connect Management
Solutions Proprietary Limited,

may not exceed R2,350,000;

and
●
The utilisation of this

Facility by Main Street

1723 Proprietary
Limited may not exceed R2,350,000.
1.6. Long Term Contingent
Borrower/s:

Cash Connect Management

Solutions Proprietary Limited

(Reg.
no. 2006/010530/07)
Main Street 1723

Proprietary Limited (Reg.

no. 2019/300711/07)
Facility Amount:

R6,000,000 (six million Rand).
Utilisation:

Financial guarantees.
Term of Facility:

Demand Facility.
Special Terms:

Individual guarantees issued under

this Facility must be

in the format
acceptable to the Bank;
●
The utilisation of

this Facility by Cash

Connect Management
Solutions (Pty) Ltd, may not exceed R2,000,000; and
●
The utilisation of this

Facility by Main Street

1723 Proprietary
Limited may not exceed R4,000,000.
1.7. Long Term Contingent
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07)
Facility Amount:

R28,000,000 (twenty eight million Rand).
Utilisation:

Guarantee/s in favour

of the City

of Cape Town;
Term of Facility:

Demand Facility.

Special Terms:

The granting and continued

use of this Long Term Contingent facility

is
subject thereto that:
●
Individual guarantees issued under

this Facility must be

in the format
acceptable to the Bank and must have expiry dates not exceeding

30 June
2025, alternatively same must provide for notice of
cancellation by the Bank with

the notice period not

to exceed 3 (three) months.
1.8. Long Term Contingent
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07)
Facility Amount:

R5,000,000 (five million Rand).
Utilisation:

Guarantee/s in favour

of Eskom Holdings

SOC Ltd.
Term of Facility:

Demand Facility.
Special Terms:

The granting and continued use of this Long Term Contingent facility is subject thereto that individual guarantees

issued under this Facility

must be in the
format acceptable to the Bank and must have expiry dates not exceeding

4
years from date of issue.
1.9. Short Term Pre-Settlement
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07)
Cash Connect Management

Solutions Proprietary Limited

(Reg.
no. 2006/010530/07)
Facility Amount:

R14,000,000 (fourteen

million Rand) (margined).
Utilisation:

Forward Exchange Contracts.
Term of Facility:

Demand Facility.
Special Terms:

The granting and continued

use of this Short Term Pre-Settlement facility

is
subject thereto that:

●
The utilisation of this

Facility by Cash Connect

Management Solutions
Proprietary Limited may not exceed R2,000,000; and
●
The utilisation of

this Facility by Lesaka

Technologies Proprietary
Limited may not exceed R12,000,000.
1.10. Settlement
Borrower/s:

Lesaka Technologies Proprietary Limited

(Reg. no. 2002/031446/07)
Cash Connect Management

Solutions Proprietary Limited

(Reg.
no. 2006/010530/07)
EasyPay Proprietary Limited

(Reg. no. 1983/008597/07)
Cash Connect Rentals

Proprietary Limited (Reg.

no. 2009/007139/07)
Facility Amount:

R326,000,000 (Three hundred and twenty six million Rands).
Utilisation:

Settlement. Term
of Facility:

Demand Facility.
Special Terms:

The granting and continued

use of this Settlement facility

is subject thereto that:
●
The

total

Facility

Amount

of

this

Settlement

Facility

will

be

made

available
for utilisation by the

Borrower/s for the

first 6 (six) days of

each month. On the

th

day

of

each

month,

the

Facility

Amount

of

this

Settlement

Facility

will
automatically

reduce

to

R50,000,000

(fifty

million

Rand),

without

further
notice to the Borrower/s.
2
FURTHER SPECIAL TERMS TO THE

FACILITIES.
2.1.
The granting and

use of the

Facilities by a

Borrower is subject

to the fulfilment

of the

Initial Conditions
Precedent;
2.2.
The Borrowers and

the Bank agree that

the Single Balance Cash

Management Scheme (as defined

in the
GTC’s)

shall

apply

in

respect

of

the

Borrower’s

Demand

Deposit

Accounts

except

for

those

that

are
excluded by agreement.

3.
TERMS AND

CONDITIONS APPLICABLE TO THE

FACILITIES
3.1.
Subject to 2.2 below, the provisions

of the GTC’s (GTC0118NS) are incorporated

herein and shall apply to
each Facility and its utilisation.
3.2.
The

following

provisions

of

the

CTA

are

incorporated

mutatis

mutandis

by

reference

into

this

General
Banking Facility Agreement and shall apply to the Facilities as if repeated herein in full:
3.3.
Clause 8.1 to clause

8.3 (Prepayment and Cancellation).
3.4.
Clause 14 (Tax Gross-Up, Tax Indemnity)
3.5.
Clause 15 (Changes in

Costs);
3.6.
Clause 20 (Representations);
3.7.
Clause 21 (Information

Undertakings);
3.8.
Clause 23 (General

Undertakings); and
3.9.
Clause 24 (Events of

Default).
Neither the

expiry or

termination of

any provision

of the

CTA

nor the

repayment of

the indebtedness

or
cancellation

of

the

commitments

thereunder

shall

affect

the

operation

and/or

enforceability

of

any
provision of the

CTA

which is incorporated by

reference in this

General Banking Facility Agreement and
such

provision

shall

remain

of

full

force

and

effect

as

incorporated

in

this

General

Banking

Facility
Agreement as though

such expiry, termination, repayment

and/or cancellation has not occurred.
3.10.
Utilisation of

a Facility

may be

also subject

to the

relevant Borrower

being required

to conclude

further
agreement(s) and/or document(s) in relation to specific banking products

(“
Transaction Annexure/s ”).
3.11.
Any inconsistency

between the

provisions of this

General Banking Facility

Agreement, the

provisions of
the

CTA

which

is

incorporated

by

reference

herein,

the

GTC’s

and/or

a

Transaction

Annexure

will

be
resolved by applying the following (descending) order of preference:
3.11.1.
a/the Transaction Annexure/s;
3.11.2.
This General

Banking Facility Agreement

;

3.11.3.
the CTA; and
3.11.4.
the GTC’s.
3.12
For so long as the provisions of the CTA apply to the General Banking Facility Agreement, the following
provisions of the CTA will override the following provisions of the GTC's:
3.12.1
Clause 14 (Tax Gross-up and

indemnities) of the CTA replaces clauses

7.2 and 7.3 of

the GTC's;
3.12.2
Clause 20 (Representations)

of the CTA replaces clause

9 (Warranties) of the GTC's;
3.12.3
Clauses 21 (Information Undertakings), 22 (Financial

Covenants) and 23 (General Undertakings) of the
CTA replaces clause 10 (Undertakings) of the GTC's;
3.12.4
Clause 15 (Changes in Costs) of the CTA replaces Clause 11 (Change in Circumstances) of the GTC's;
3.12.5
Clause

8.3

(Mandatory

prepayment

–

change

of

control

or

transfer

of

business)

of

the

CTA replaces
Clause 13 (Change in Control) of the GTC's;
3.12.6
Clause 24 (Events of

Default) of the CTA replaces Clause

14 (Events of Defaults

of the GTC's);
3.12.7
Clause

34

(Notices)

of

the

CTA

replaces

Clause

17

(Notices

and

Addresses

for

Legal
Proceedings) of the GTC's;
3.12.8
Clauses 23.19 (Environmental Matters) replaces clause 23 (Environmental

Responsibility) of the GTC's;
3.12.9
Clause 25 (Changes

to Lenders) replaces

clause 22.2 of the

GTC's;
3.12.10
Clause 18 (Costs and

Expenses) of the

CTA replaces clause 25 (Costs) of the

GTC's; and
3.12.11
Clause 36

(Confidentiality) of

the CTA replaces

clause 26

(Disclosures and

Privacy) of

the GTC's.
3.13.
In amplification of the above, where any definition

(including the events of default), representation,

warranty
or undertaking is reflected or given in more than one of the above documents in respect of substantially the same matter, the definition, event of default, representation, warranty or undertaking reflected or given in a particular

document

will

apply

to

the

exclusion

of

(and

not

co-

extensively

with)

the

corresponding
definition,

representation,

warranty

or

undertaking

given

in

any

document

below

it

in

the

order

of
preference stated above.

3.14

Words

and phrases

defined in

the GTC’s

shall bear

the same

meaning assigned

to them

when used

in

this
General Banking Facility Agreement unless the contrary is indicated.
4.
DEBT GUARANTOR AND

RELATED SECURITY
4.1
The

Facilities

shall

be

secured,
inter

alia
,

by

all

the

Security

Documents

and

guarantees

required under the
CTA, including but not limited to the following:
4.1.1
Security Cession & Pledge;
4.1.2
The Holdco Cession &

Pledge;
4.1.3
The Transaction Security (Annexure

G of the CTA);
4.1.5
the Guarantee and Indemnity

set out in clause 19

of the CTA; and
4.1.6
The Debt Guarantee.
5.
FINANCIAL COVENANTS
5.1.
The Borrower

shall ensure that

for the

duration of each

Facility,

the Financial Covenants

as provided for
in clause 22 of the CTA

are maintained, with the same measurement periods as provided for therein being applied.
5.2.
In the event that the CTA is settled or terminated prior to the termination of any Facility, the Bank reserves
the

right

to

amend

or

continue

to

apply

the

Financial

Covenants

to

the

Facilities.

In

the

event

of

the
Borrower not

accepting any

such

amended financial

covenants the

Bank reserves

the right

to cancel

the
Facilities whereupon all amounts outstanding under the Facilities will become due and payable.
6.
AVAILABILITY

OF THE FACILITY
6.1
Subject to the terms of this General Banking Facility

Agreement, each Facility shall be made available by
the Bank to the relevant Borrower as and when required by the Borrower, provided that:
6.1.1
the

aggregate

of

all

amounts

utilised

under

each

Facility

at

any

time

shall

not,

at

any

time

exceed

the
facility limit of that Facility;

6.1.2
the

aggregate

amount

of

the

face

value

of

any

guarantees

and/or

letters

of

credit

issued

against

the
relevant Facilities

and which

remain in

issue and

all amounts

utilised under

the relevant

Facilities at any
time in

the form

of guarantees

and/or letters

of credit

shall not,

at any

time exceed the facility

limits; and
6.1.3
save

for

the

requirement

for

the

delivery

of

any

drawdown

or

other

request

in

connection

with

the
utilisation of any Facility

and save for an

Event of Default or

a breach of any

of the terms and

conditions
of this

General Banking Facility Agreement

or the CTA,

the Initial Conditions

Precedent have

then been
satisfied (or waived by the Bank in writing).
7.
EVENT OF DEFAULT
7.1.
If an Event of Default has occurred and is continuing

the Bank shall have the right to immediately suspend
and cancel each

Facility, and,

without prejudice to any

other rights which

the Bank may have

pursuant to
the

CTA

or

at

law,

to

require

the

Borrower

to

immediately

repay

all

amounts

outstanding

under

each
Facility in terms of this General Banking Facility Agreement.
7.2.
Should

any

Borrower

at

any

time

become

obliged

to

make

any

mandatory

prepayments

(under

the
provisions of clause 8 of the CTA)

or to pay any or all

amounts outstanding on any or all of

the Facilities,
then that Borrower shall on the date on

which that Borrower becomes liable to make

such payments place
on

deposit

in

an

interest

bearing

account

with

the

Bank

an

amount

equal

to

all

contingent

and

pre-
settlement exposure (including but not limited to guarantees and/or forward exchange contracts liabilities)
of

the

Bank

under

the

Facilities

which

are

not

yet

due

and

payable.

Should

any

deposit

be

made

as
aforesaid,

that

Borrower

hereby

pledges

and

cedes

(but

not

an

out

and

out

cession)

all

amounts

so
deposited

and

all

rights

in

and

to

such

account

to

the

Bank

as

continuing

covering

security

for

that
Borrower's obligations with regard

to such liabilities,

provided that in the

event of such

liabilities ceasing
to exist, the

amount of the deposit

that would not

be required to

discharge the

liability shall thereupon

be
returned to the relevant Borrower.
8.
REPAYMENT
8.1.
Notwithstanding the provisions

of clause 7

above, where a

Facility is a

demand facility,

the Bank may

at
any time, by way of written notice:
8.1.1.
demand immediate

repayment and/or

performance by

the Borrowers

of all

amounts and/or all
obligations owing to the Bank under the Facilities; and/or

8.1.2.
immediately terminate

the Facilities;
and in

any such

event the

Borrowers shall

be obliged

to immediately

repay all

amounts owing

under the
Facilities and/or to immediately perform all its obligations under the Facilities, as the case may be.
8.2.
Notwithstanding

clause

8.1,

the

Bank

may

in

its

discretion

require

repayment

or

performance

by

the
Borrowers of their obligations

or termination of

the Facilities at such

later date as may

appear in the notice.
8.3.
All payments and/or monies received by the Bank shall

be appropriated firstly in settlement of the

Bank’s
costs and

fees, thereafter

to the

arrear or

penalty interest

(if any),

thereafter to

interest, and

thereafter the
balance (if any)

to the principal

debt due and/or

owing to the

Bank, provided that the

longest outstanding
principal debt due and/or owing shall be settled first.
8.4.
The Bank shall have the right

to debit to an account at

the Bank in the name of

any Borrower any costs and
fees

for

which

the

Borrowers

are

liable

and

all

amounts

paid

by

the

Bank

for

and

on

behalf

of

the
Borrowers pursuant

to the

provision of

the

Facilities, as

well as

any interest

(including

penalty

interest)
accruing on the Facilities, in terms of the Facility Terms and Condition.
9.
EXISTING AGREEMENTS

AND ROLLOVER
The

Parties

record

that

the

Bank

has

made

facilities

available

to

the

Borrowers

under

the

Existing

GBF
Agreements (defined

below). The

Parties agree

that, on

and with

effect from

the date

on which

this General
Banking Facility

Agreement becomes

unconditional according

to its

terms, any

utilisation, including

but

not
limited

to

any

overdraft

exposure,

term

loan

outstandings,

guarantees

or

Letters

of

credit

issued

or

FEC’s
entered into and/or any other banking accommodation granted or in respect of any other

products provided by
the

bank

to

the

borrowers

and

correspondingly

marked

against

the

particular

product

line

as

well

as

any
associated

documents

which

relate

to

such

utilisation,

issue

or

banking

accommodation,

provided

under
Facility Letter no: LM/CCMS/01/2021

and Facility Letter no:

CM/01/LesakaBridge/2024, as
amended (each
an “Existing GBF

Agreement”
and collectively
“the Existing

GBF Agreements”)
shall be deemed

to be a
utilisation

under

the

corresponding

Facility

under

this

General

Banking

Facility

Agreement

and

shall

be
subject to

the terms

and conditions

of this

General Banking

Facility Agreement, as

read with

the GTC’s

and
each existing utilisation made

by a Borrower under the Existing GBF Agreements, which remains outstanding in relation

to the

Bank (“
the GBF Rollover Utilisation ”):-

9.1.
is hereby transferred and assigned to the Borrowers without any notice or other action by any person;
9.2.
each GBF Rollover

Utilisation will be

deemed to be

a utilisation made

by a Borrower

under this General
Banking Facility Agreement and

shall continue in force

for the full

duration of its

original tenor under an
Existing GBF Agreements, provided that:
a)
the rights

and obligations

of the

Parties under

any transaction

annexures or

similar documents originally
signed by

a Borrower

in connection

with any

such GBF

Rollover Utilisation,

shall continue

to be

of
full

force

and

effect

in

relation

to

the

GBF

Rollover

Utilisation

to

which

it

relates

until

that

GBF
Rollover Utilisation is repaid or otherwise discharged hereunder;
b)
the rights

and obligations

of the

Parties in

respect of

that GBF

Rollover Utilisation

shall in

all other
respects be subject

to the terms

of this General

Banking Facility

Agreement (as

if it were a utilisation

of
a Facility originally made by the Borrower under this General Banking Facility

Agreement).
10.
PRICING AND COMMITMENT

FEES
10.1.
Pricing (including applicable interest rates, commitment fees and other pricing) will be in accordance with the Bank's usual

fees in force

from time to time,

save to the

extent that the Bank

and the

Borrowers have
agreed otherwise in terms of a written pricing schedule or agreement

(“t
he Pricing Letter ”).
10.2.
Commitment Fee effective date: where

a commitment fee is

payable on any Facility

in accordance with the
terms of

this General

Banking Facility

Agreement or

a separate

Pricing Letter,

such fee

is effective

and
payable from the date the

Bank makes the Facility

available to the Borrower.

This applies

equally to

any
increase,

temporary

increase

or

seasonal

increase

and

temporary

facility

which

the

Bank

may

make
available.
10.3.
The initial pricing on the Facility listed in clause 1.1 above will be set out below, but subject to the Bank’s annual pricing review:
Interest Rate:

Prime Rate less
50bps (fifty basis points).
In

this

regards

“Prime

Rate”

means

the

interest

rate

from

time

to

time
published

by

the

Bank

as

being

its

prime

overdraft rate,

calculated

on

a
365

(three

hundred

and

sixty-five)

day

year

irrespective

of

whether the

applicable year is

a leap

year,

as certified by

any manager

of
the Bank, whose

appointment and

designation need

not be proven.
Interest

will

be

levied

at

the

Interest

Rate

and

compounded

monthly.
Interest

shall

be

calculated

on

the

daily

outstanding

balance

and
capitalised monthly in arrears.
Commitment Fee: 70bps
(seventy

basis

points)

per

annum

(excluding

VAT),

where
utilisation

of

this

Facility

is

less

than

90%,

will

be

calculated

daily

and
payable monthly in arrears.
Annual Review Fee: 15bps
(fifteen basis points)

excluding VAT.
Capital Holding Fee: 94bps
(ninety four basis

points) (excluding VAT)

per annum, on

the
Facility

Amount

as

described

in

clause

1.1

above,

calculated

daily

and
payable monthly in arrears.
11.
ACCEPTANCE
Although the Bank intends to review the Facilities

annually, the Bank may conduct the review at any time.
This

General

Banking

Facility

Agreement,

if

accepted,

will

be

in

substitution

of

and

not

in

addition

to

all
previous

Facility

Letters

provided

to

the

Borrowers,

including

but

not

limited

to

the

Existing

GBF
Agreements;
Please acknowledge your agreement to the above by signing the two originals of this General Banking Facility
Agreement and

initialling the

GTC’s

and returning

one of

each to

us. You

should retain

the

other duplicate
original for yourself.
This

General Banking

Facility Agreement

may

be executed

in any

number of

counterparts, and

this has

the
same

effect

as

if

the

signatures

on

the

counterparts were

on

a

single

copy

of

the

General

Banking

Facility
Agreement.
We
thank you for your

support and look forward to

conducting business with you in

future. Yours
faithfully

For and behalf of:

FirstRand Bank Limited
(acting through its Rand

Merchant Bank division).
/s/ Wally Laurens

/s/ Kedy Mazibuko
Authorised signatory

Authorised signatory

Accepted at ….CAPE TOWN....………………...........

this …27…….. day

of February

2025.
For and on behalf

of: Lesaka Technologies Proprietary Limited (Reg. No.
2002/031446/07)
Naeem Ebrahim Kola
Full name of duly

authorised signatory

Full name of

duly authorised signatory
GCOO
Capacity / Office

Capacity / Office
/s/ Naeem Ebrahim Kola
Signature (who warrants

his/her authority)

Signature (who

warrants his/her authority)

For and on behalf

of: Cash Connect Management

Solutions Proprietary Limited (Reg. no.
2006/010530/07)
Naeem Ebrahim Kola
Full name of duly

authorised signatory

Full name of

duly authorised signatory
GCOO
Capacity / Office

Capacity / Office
/s/ Naeem Ebrahim Kola
Signature (who warrants

his/her authority)

Signature (who

warrants his/her authority
For and on behalf

of: Easy Pay Financial

Services Proprietary Limited (Reg.

No.
1998/020799/07)
Naeem Ebrahim Kola
Full name of duly

authorised signatory

Full name of

duly authorised signatory
GCOO
Capacity / Office

Capacity / Office
/s/ Naeem Ebrahim Kola
Signature (who warrants

his/her authority)

Signature (who

warrants his/her authority

For and on behalf

of: Adumo (RF) Proprietary

Limited (Reg.
No. 2017/540380/07)
Daniel Luke Smith
Full name of duly

authorised signatory

Full name of

duly authorised signatory
Director
Capacity / Office

Capacity / Office
/s/ Daniel Luke Smith
Signature (who warrants

his/her authority)

Signature (who

warrants his/her authority
For and on behalf

of: EasyPay Proprietary Limited

(Reg.
no. 1983/008597/07)
Naeem Ebrahim Kola
Full name of duly

authorised signatory

Full name of

duly authorised signatory
GCOO
Capacity / Office

Capacity / Office
/s/ Naeem Ebrahim Kola

For and on behalf

of: Main Street 1723

Proprietary Limited
(Reg. no. 2019/300711/07)
Naeem Ebrahim Kola
Full name of duly

authorised signatory

Full name of

duly authorised signatory
GCOO
Capacity / Office

Capacity / Office
/s/ Naeem Ebrahim Kola
Signature (who warrants

his/her authority)

Signature (who

warrants his/her authority
For and on behalf

of: Cash Connect Rentals

Proprietary Limited (Reg. no.
2009/007139/07)
Steven John Heilbron
Full name of duly

authorised signatory

Full name of duly

authorised signatory
Director
Capacity / Office

Capacity / Office
/s/ Steven John Heilbron